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                          AMERICA WEST AIRLINES, INC.
                                 JUNE 30, 2003


                                                                    EXHIBIT 32.2

                                CFO CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, W. Douglas Parker, the Chief Executive Officer of America West Airlines, Inc. (the "COMPANY"), and Derek J. Kerr, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003, and to which this Certification is attached as Exhibit 32.2 (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 22nd day of July, 2003.




                                                      /s/ W. Douglas Parker
                                                      --------------------------
                                                      W. Douglas Parker
                                                      Chief Executive Officer

                                                      /s/ Derek J. Kerr
                                                      --------------------------
                                                      Derek J. Kerr
                                                      Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to America West Airlines, Inc. and will be retained by America West Airlines, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)